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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 18, 1996


                    First Union National Bank of Georgia
    ---------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

      United States                    33-98546                 58-1051808
- ----------------------------   ------------------------       --------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                             Identification
                                                              Number)

               999 Peachtree Street
                 Atlanta, Georgia                           30309
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      (Address of Principal Executive Office)            (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                     N/A
    ---------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. On June 18, 1996 First Union Capital Markets Corp., an Underwriter of the First Union Master Credit Card Trust, Class A Floating Rate Asset Backed Certificates, Series 1996-2, made a press release available discussing the possibility that the Class A Floating Rate Asset Backed Certificates, Series 1996-2 may have failed to meet the "100 holders" requirements of ERISA.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following is filed as an Exhibit to this Report under Exhibit 99.

    Exhibit 99               Press Release dated June 18, 1996.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            FIRST UNION NATIONAL BANK
                                              OF GEORGIA



                                            By: /s/ KENT S. HATHAWAY
                                               -----------------------
                                               Name: Kent S. Hathaway
                                               Title: Senior Vice President





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                                 EXHIBIT INDEX


Exhibit                           Description                       Page
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
99                        Press Release dated June 18, 1996.         5





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